UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2006

PILGRIM'S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

        Delaware                                         1-9273                                  75-1285071
(State or Other Jurisdiction of Incorporation)                     (Commission File Number)                      (IRS Employer  Identification No.)

        4845 US Highway 271 North
            Pittsburg, Texas                             75686-0093
            (Address of Principal Executive Offices)                   (ZIP Code)

Registrant's telephone number, including area code: (903) 434-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2006, the Compensation Committee and the Board of Directors of Pilgrim's Pride Corporation approved no changes in the base pay of its executive officers other than a 3% cost of living increase effective October 1, 2006. As a result of this action, Lonnie “Bo” Pilgrim will receive a base salary of $1,416,692.65, O.B. Goolsby, Jr. a base salary of $875,500.00, Clifford E. Butler a base salary of $434,969.26, Richard A. Cogdill and J. Clinton Rivers a base salary of $669,500.00 each and Robert A. Wright a base salary of $424,360.12

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM'S PRIDE CORPORATION

Date: October 3, 2006  By: /s/ Richard A. Cogdill
                                  Richard A. Cogdill
                                  Executive Vice President, Chief Financial Officer,
                                  Secretary and Treasurer